                                                                   Exhibit 10.17

                                    Mietrertrag


                                    zwischen der

                             Triple P Deutschland GmbH
                                Martin-Behaim-Str. 4
                                 63263 Neu-Isenburg

                                             - nachstehend Vermieter genannt


                                        und

                               Neon Systems GmbH i.G.
                                Martin-Behaim-Str. 4

                                 63263 Neu-Isenburg

              vertreten durch den Geschaftsfuhrer Harm Christian Koth

                                                  - nachstehend Mieter genannt

Dieser Mietvertrag wird unter dem Vorbehalt geschlossen, das der
Gebaudeeigentumer, die Commerz Grundbesitz Investmentgeselsschaft mbH, dieser Untervermietung zustimmt und die notwendigen Umbauarbeiten genehmigt.

                              Abschnitt 1 Mietgegenstand
1.1       63263 Neu-Isenburg, Martin-Behaim-Str. 4

1.2       Im 2. Obergescholl, FIGgel 8
          396,95 qm BruttogrundriVIAche inki. anteillger Gemeinschaftsfl5chen zurn Zwecke des Betriebes eines BGros

1.3       Irn 2. Garagengeschog, NI 2 insgesarrit 7 KFZ-Stellpl5tze (Nr. 136 bis
          1 42)

1.3.1     Die Kosten fOr den Urnbau der Mietfl@che Obernimi-rit der Vermieter.
          Folgende Spezjfikation wurde vereinbart:

          a)   Entfernen einer Wand (Flurseite) von Raurn 21 1


                                          1

          b)   Verlegung von Teppichboden der gleichen, bereits ausgelegten
               Ware, sofern these vorn Hersteller noch geliefert werden kann, an der Stelle, wo die Wand (a) entfernt wird. Sollte der Hersteller den gleichen Teppichboden nicht mehr liefern kannen, so wird eine
               6hnliche Ware verlegt.
          c)   Entfernen einer TOr und Ausbau einer Wand zwischen Raurn 209 und
               21 0.
          d) Verlegung eines Flip-Chart's (Figenturn Vermieter) von Raum 211 nach Raurn 210 (Wand rechts)
          e) Umsetzung von Bilderleisien von Raurn 21 0 und 21 1 an Flurwand rechts
          f)   Installation einer Klingel/TGr6ff ner an der FlOgell:Gr.  Die
               Offneraniage wird in Raurn 21 1 installiert
          g) Der SchlieRzylinder der TOr zurn FlOgel A in der Teekoche wird blind" gemacht, sodas die TGr von beiden Seiten nicht mehr zu
               6ffnen geht.

1.3.2 Die vorhandene TeekGche kann vom Mieter komplett genutzt werden und zwar solange, bis der FlUgel A im zweiten ObergeschoR vermietet ist
          (siehe Punkt 1.6.1). In der gem.  Punkt 1.2 genannten
          Gesamt-Quadratmeterzahl ist eine Hilfte der KC)chenf(Ache einkalkuliert. FCjr die Oberfassung der anderen Hdlfte verzichtet der
          VermieTer auf eine Mietzahlung.  Der Vermieter verpflichtet sich, bei
          Vermietung des F[Cigel A, die TeekGche auf seine Kosten entsprechend umbauen zu lassen (Teilung). Hierzu geh6rt auch die
          KOcheneinrichtung.

1.3.3 Die vom Vermieter vorhandene Telefon-Apparatur wird vor Mietbeginn demonriert. Der Vermieter stellt dem Mieter einen Platz auGerhalb der
          Mietfi5che kostenfrei zur VerfCjgung, damit er ggf. eine eigene
          Telefonzentrale aufstellen kann.

1.3.4     Die in den Mietr5umen vorhandenen EinbauschrAnke bedinden sich im
          Eigenturn des Vermieters. Der Vermieter Gberl5llt die EinbauschrSnke dern Mieter kostenfrei for die Dauer der Mietzeit.

1.4.1 Eine Anderung der sich aus 1.2 ergebenden Nutzungszwecke ist nur mit schriftricher Genehmigung des Vermieters zuldssig.

1.4.2 Etwaige Zustimmungserki5rungen des Vermieters werden stets, auch wenn dies in der Zus-6mmungserkl5rung niche ausdrGcklich gesagt ist, vorbehaltlich einer etwa erforderlichen behbrdlichen Genehmigung zur
          Nutzungsinderung ertei(T. deren Beschaffung dern Mieter auf seine
          Kosten obliegt.

1.4.3     Vor Durchfohrung der genehmigten Nutzungs5nderung hat der Mieter dem
          Vermieter nachzuweisen, entweder, daR die hierfGr erforderliche beh6rdliche Genehmigung rechtsbestdndig erteilt ist, oder das eine behi5rdliche Genehmigung nicht erforderlich ist.

1.5.1     Die Ber6cksichtigung von 4nderungsw(inschen des Mieters, die nach
          Abschlug eines Vertrages ge5uger-t werden, sind nur m6glich, wenn eine
          Anderungsvereinbarung Ober Kosten und Termine schriftlich getroffen wird.

                                          2

1.5.2     Etwa erforderliche beh6rdliche Genehmigungen for Anderungswansche gem.
          1.5.1 holt der Vermieter ein, ohne darnit for deren
          Genehmigungsf5higkeit Gew5hr zu leisxen.

1.5.3     Der Mieter ist verpflichtet, alle mit den Anderungen verbundenen
          Kosten und Folgekosten, einschl. der Genehmigungskosten, zu tragen.
          Dies gilt auch clann, wenn dies in der Anderungsverainbarung niche noch einmal ausdrCicklich gesagt ist.

          Aus einer Ver-z6gerung der FerTigstellung der Mietr5ume aufgrund von
          Mieterwiinschen kann der Mieter keine Ansprijche herleiten.

1.6.1 Der Mieter erh5lt vom Vermieter ein Oplions- bzw. Vormietrecht f0r die FISche im zweiten Obergeschol@, FlOgel A. Diese Option erhfilt der
          Vermieter solange aufrecht, bis er diesen FlOgel anderweitig vermieten kann. Macht der Mieter von seinem Vor mietrecht keinen Gebrauch, so entfallen jegliche Anspr6che gegen6ber dern Vermieter, falls dieser die vg. Fl5che anderweitig vermietet. Macht der Mieter von seinem
          Vormistrecht Gebrauch, so sind sich die Vertragsparteien darOber einig, das die Vertragsbedingungen fCjr die vg. Fl5che neu verhandelt werden.


                         Abschnitt 2 Mietbeginn und Mietdauer


2.1 Das Mietverh4ltnis beginnt am 1 5.08.1997, sp5testens am 01.09.97. Der tats5chliche Mietbeginn richtet sich nach der Pertigstellung der vom
          Mieter gewanschten Umbauarbeiten.

2.2 Der Mieter Obernimmt die R5umlichkeiten wie besichtigt. Der Vermieter wird jedoch vor Mietbeginn die Winde streichen, vorhandene Lamellen reinigen und eine Teppichreinigung auf seine Kosten durchf0hren lassen. Es erfolgt im Vorfeld eine Probe-Teppichreinigung.

2.3 Bei Obergabe vorhandene geringfOgige MSngel, die den Betriabsablauf des Mieters nicht beeintr5chtigen und auch ohne BeeintrAchtigung des
          Betriebsablaufs des Mieters behoben werden k6nnen, verz6gern die
          Obergabe nicht. Sie sind jedoch dann unverz0glich zu beheben. Sind die im PunkT 1.3.1 genannten Umbauten bei Mietbeginn, noch nicht abgeschlossen und f6hren these ggf. zu Beeintrachtigungen des
          Betriebsablaufs des Mieters, so kann der Mieter keine Anspr0che gegenGber dern Vermieter hierzu geltend machen.

2.4       Das Mietverh5itnis endet am 31.07.2002.

2.5 Das Mietverh5itnis verlSngert sich bis zurn 31.12.2003, falls es nichT sechs Monate vor Ablauf der festgeschriebenen Mietzeit durch eine der
          Vertragsparteien schriftlich gekOndigt wird.

                                          3

                                 Abschnitt 3 Mietzins


3.1       Der Mietzins betr5gt manatlich

3.1.1     gem. 1.2: 396,95 qm BGF x 21,50/qm                     DM   8,534.43
3.1.2     gem. 1.3: 7 Stellpl5ize x DM 65,--/Steliplatz          DM   455.00
                                               Insgesamt         DM   8,989.43

          zuzFjglich der Mehrwertsteuer in der jeweils gesetzlichen Hbhe.

          Die Mietzelt ist per tats5chlichem Mietbeginn fCjr zwei Monate mietfrei.

3.2 Der Mierzins 5ndert sich automatisch prozentval, bezogen auf den jeweils laufenden Mietzins, sofern sich der Lebenshaltungskostenindex fOr die Bundesrepublik Deutschland (4-Personen-Arbeitnehmerhaushalt mit mittlerem Einkommen, 1980 = 1 00), herausgegeben vom Statistischen
          Bundesamt, gegen0ber dem Stand der letzten Mietver5nderung um mehr als
          5 Punkte nach oben oder unten verAnder-t hat.

3.3       Die Mietver@nderung entspricht der Ver5nderung des
          Lebenshaltungskostenindexes.  Sie wird erstmals wirksam for denjenigen
          Monat, der auf die Indexveraffentlichung entsprechend 3.2 folot.

3.4 Die vorstehencle WartsicherunQsklausel bedarf der Zustimmung der zusTAndigen Landeszontralbank. Diese wird vom Vermieter eingeholt.
          Sollte die Zustimmung versagt werden, so sind die Parteien verpflichtet, eine neue zul5ssige Klausel zu vereinbaren, die dem gewollten Zweck am nichsten kommt.

3.5       FOr den Fall, clas clas Mietverhgltnis Ober die Grundmietzeit gem.
          Vorziffer 2.4 hinaus andauert, erhalten der Vermieter und der Mieter das Recht, von dem jeweiligen Vertragspartner die Aufnahme von
          Verhandiungen zu verlangen, weiche die Vereinbarung einer neuen
          Basismiste auf Marktrnietniveau zum Gegenstand haben.

3.6       Die Miete ist monatlich im voraus bis zurn 5. Werktag eines jeden
          Monats auf das Konto des Vermieters; zu entrichten.

          Die Bankverbindung des Vermieters lautet:

               Dresdner Bank AG Frankfurt/Main
               BLZ. 500 800 00
               Kto. 510047100


                                          4

                               Abschnitt 4 Nebenkosten

4.1       S5mtliche Betriebskosten und die angemessenen Kosten der
          Hausverwaltung tragen die Mieter.  Betriebskosten sind alle in der
          Anlage 3 zu Abschnitt 27 Abs 1 der zweiten Berechnungsverardnung aufgef0hrte Kosten, die Kosten der Fasadenreinigung, des Betriebes der
          Garagentore, der Be- und EntiCittungsaniagen, der Auftugsreparaturen, der Portiers und der sonstigen fOr den Betrieb des GebSudes benbtigten
          Personals (einschl. der Kosten einer etwa durchzufOhrenden
          GebSudebewachung), die Beleuchtungsmittel, sowie alle k0nftiq etwa entstehenden Betriebskosten und alle auf Gesetz, Verordnung oder
          Ortss=ungen beruhenden Geb0hren, Steuern und Abgaben, die etwa kOnftig neu fOr clas MietgrundstElck eingef6hrt werden. Bei Vorhandensein oder bei Einrichtung von Sarnmelschildanlagen, Wegweisern o.,5. ist der Mieter verpflichtet, these zu benutzen und die Kosten von deren
          Installation, Er- und Unterhaltung zu tragen.

          Die Kosten des Betriebes der Tiefgarage Obernimmt der Mieter. Hierzu geh6ren. die Kosten fOr Sjuberung, Fahrbahnrnarkiterung, Strom,
          Leuchtmittel, Wartung von elektronischen Leseger@iten und
          Gegensprechanlagen.

4.2 Alle Kosten i.S. von 4.1 werden, soweit sie nicht vom Mieter unmittelbar beglichen oder nach Verbrauch ermittelt werden, im
          Verh5ltnis der Mietfl5che gem, Zif-fer 1.2 auf die Mieter urngelegi, wobei fOr die Nebenkostenabrechnung pro Tiefgaragenplatz pauschal 4 qm angesew werden.

          Weiche BeTriebskosten nach Verbrauch umgelegt werden, entscheidet, soweit nicht gesetzliche Regelungen bestehen, der Vermieter.

4.3       Die Abrechnung der Kosten gem. 4.1 erfolgt j5hrlich.
          Abrechnungszeitraum is-[ clas Kalenderjahr.

4.4       Auf alle Kosten i.S. von 4.1 wird zun5chst eine monatliche
          Vorauszah[ung in 1-16he von DM 1.984,75 zuzogl. Mehrwerts-teuer erhoben, die f5llig wird zusammen mit dem monailichen Mietzins.

          Etwa sich aus der j5hrlichen Abrechnung ergebende Forderungen werden fd[lig einen Monat nach Zustellung der Abrechnung.

4.5       Eine Anpassung der monatlichen Vorauszahlung an gelinderie
          VerhAltnisse nimmt der VermieTer gem. i 315 8GB vor.  Die geinderte
          Vorauszahlung ist in diesem Falle ab dem Zugang der
          Anpassungsmitteflung folgenclen Monat zu leisten.

4.6       Endet das Mietverhiltnis wjhrend der Abrechnungsperiode, wird die
          Abrechnung nicht zwischenzeitlich, sondern nur im Rahmen der allgerneinen Abrechnung erstellt.

4.7 Zu alien Kosten LS. von 4.1 kornmt die Mehrwertsteuer in jeweils gesetzlicher Hahe hinzu.


                                          5

4.8 Der Vermieter 1511t auf seine Kosten einen sep. Strornz5hler installieren. Der Mieter meldet sich selbst bei den Stadtwerken an und tr5gt die Kosten des Stromverbrauchs.


                                Abschnitt 5 Sicherheit


5.1       Der Mieter stellt spAtestens bei AbschluB dieses Vertrages eine
          Sicherheit fOr die Er-fOllung aller Verpflichtungen aus diesem Vertraq durch selbstschuldnerische Borgschaft einer deutschen Grogbank oder eines deutschen 6ffentlich-rechtlichen Kreditinstitutes in 1-16he von
          DM 37.860,93.

5.2       Im Falle von Anderungen des Mietzinses oder der monatlichen
          Kostenvorauszahlung oder der Mehrwer-isteuer ist die Sicherheit innerhalb eines Monats nach Inkrafttreten der VerAnderung dieser anzupassen.

5.3       SoIlte die Sicherheit w5hrend der Dauer des Mietverh5linisses vom
          Vermieter in Anspruch genornmen werden, ist der Mieter verpflichteT, sie unverzOglich wieder aufzufOllen.

5.4 Die BOrgschaft ist zurOckzugeben, vvenn clas Mietverh5ltnis beendet ist, alle Nebenkosten abgerechnet sind und dem Vermieter aus dem
          Mietverhiiltnis keine AnsprOche mehr zustehen.

                      Abschnitt 6 KOndigung aus wichtigem Grund


FOr die KOndigung des Mietverh@iltnisses aus wichtigem Grund gelten die geselzlichen estimmungen. Der Vermieter kann das MielverhAltnis auch dann fristlos kcindigen, vVenn der Micter Ober sein Verm6gen das Konkurs- oder Vergleichsverfahren beantragt, Ober das Verm6gen des Mieters das Konkurs- oder Vergleichsverfahren von Dritten beantragt wird und er nichT innerhalb einer Frist van vier Wcchen nach Antrag nachweist, dall der Antrag eines Dritten unbegr6ndeT iST oder Ober das Verm6gen des Mieters das Konkurs- odor Vergloichsverfahren er6ffneT wird oder die Er6ffnung des Konkursverfahrens mangers Masse abgelehnt wird.


                 Abschnitt 7 Etauliche Ver5nderungen durch den Mieter


7.1 Bauliche Ver5nderungen innerhalb des Mietgegenstandes und die Installation etwa fOr den Gewerbebetrieb des Mieters erforderlicher Zusatzeinrichtungen bedOrlen der schriftlichen Zustimmung des Vermieters. Ihre Kosten gehen zu Lasten des Misters. 1.4.2 und 1.4.3 gelten antsprechend.

7.2 Bei Beencligung des MietverhSltnisses hat der Mieter den wsprOnglichen Zustand wieder herzustellen, sofern der Vermieter die - ihm vorher anzubietende - Obernahme etwa vorn Mister veranfarSter Verinderungen bzw. in dern Mietobjekt angebrachter Einrichtungen ablehnt. Ist der Vermieter mit der Obernahme einverstanden, vergOtet er den Zeiiwert. Kann eine Einigung Ober den Zeitwert nicht erzielt werden, ist dieser von dern Sachverstindigen als Schiedsgutachter zu ermitteln, den die fOr clas Objekt zust5ndige Industrie- und Handelskammer zu benennen hat. ROckbauten gem. Abschnitt 1, Punkt 1.3.1, 1.3.2 und Abschnitt 4, Punkt 4.8 mu(3 der Mister nicht vomehmen.

7.3 Gas- und Elektrogen5te dOrfen nur in dem Umfang an clas vorhandene Leitungsnetz angeschlossen werden, als die vorgesehene Belastung, Ober die sich der Mieter vorher zu informieren hat, nicht Oberschritten wird. Weitere GerAte dcjrfen nur mit schriftlicher Zustimmung des Vermieters angeschlossen werden. In diesem Fall hat der Mieter die Kosten f6r die erforderfiche Anderung des Netzes zu tragen.

7.4 In den zu vermietenden Rjumlichkeiten befindet sich div. EDV-und Telefonverkabelung vom Vermieter, die dort verbleibt und entsprechend gekappi wird. Der Vermieter stallt dern Mieter die vorhandene Verkabelung kosienfrei zur Verfcjgung, ebenso kann der Mieter auf seine Kosten einen Sternkoppler im EDV-Verieilerschrank, der sich im FlOgel A des zweiten Obergeschosses befinclet, insiallieren. Desweiteren befindet sich in den zu vermietenden R@iurnlichkeiten ein Elektro-Ver-teilerschrank. Vom Mister erforderliche VerAnderungen an der Verkabelung bzw. am Elelctro-Verteilerschrank bedCjrfen der schriftlichen Zustimmung des Vermieters.


                 Abschnitt 8 Haftung fOr den Zustand des Mietobjektes


8.1       Haftung des Vermieters:

8.1.1 Der Mietgegenstand wird dem Mister Gbergeben und vom Vermieter in funkTionsf9higem Zustand erhalten, soweit die Instandhaltung und Instandsmung nicht vom Mister Obernornmen werden.

8.1.2 FOr Beleuchtungsmittel im Bereich des Mietgegensiandes wird eine Gew5hrleis-tung nicht Obernommen.

8.1.3 Minderung der Miete und SchadenersatzansprCiche des Misters wegen vom Vermieter nicht zu vertretender Immissionen oder Stbrungen der Zug5nge des Geb5udes oder wegen BaumaRnahmen Dritter auRerhalb des Geb5udes sind ausgeschlossen.

8.1.4 Schadensersatz- oder MinderungsansprOche wegen Wngeln des Mietgegestandes bzw. wegen St6rungen im Be"rieb des Geb@iudes und seiner -technischen Einrichtungen hat der Mieter nur clann, wenn der Vermieter den Mangel bzvv. die Stbrung vorsAbschnitt Tzlich oder grob fahrl@ssig zu vertreten hat odrr der VermieTer mit der Wingelbeseitigung vors5tzl'ich oder grob fahriassig in Verzug ger5t. Diese Haftungsbeschrsnkung gift nicht for SchadensersatzansprOche soweit 8.1.5, Satz 1 , anwendbar ist.

8.1.5 FOr Sch5den, die unter das von der GebSudehaftpflichiversicherung des Vermieters gedeckte Risiko fallen, ist die Haftung des Vermieters auf Schadensersatz im Ein-6 zelfall beschr5nkt auf die 1-16he der Versicherungssumme (DM 2.000-000,00 fOr jeden Versicherungsfall, wobei, wenn van einem Versicherungsfall mehrore Mieter betroffen sind, die DM 2.000.000,00 auf alle Betroffene anteilig im Verh,@Itnis der eingetretenen und nachgewiesenen Schaden zu verteilen sind). For Ober die Versicherungssumme hinausgehende SchAden haftet der VermieTer nur bei vorskzficher oder grab fahrldssiger Schadensverursachung.

8.1.6 Die Haftungsbeschrinkung gem. 8.1.4 und 8.1.5 gelten nicht w5hrend der Dauer der Gew@hrleistungszeit der mit der Einrichtung des Geb5udes beauftragten Werkunternehmer. soweit M5ngel, Stdrungen oder Sch5den vorliegen, fOr die der jeweilige Werkunternehmer gewghrleistungspflichtig ist. Die Gew5hrleistung richtet sich regelmSNg nach den gesetzlichen Bestimmungen; die GewShrielstungsdauer betrigi fOr bewegliche Maschinenteile 1, unbewegliche Maschinenteiie und AufzOge 2 Jahre ab Abnahme.

8.2       Haftung des Mieters

8.2.1 Der Mietgegenstand ist vorn Mieter pfleglich zu behandeln, zu reinigen und von Ungeziefer freizuhalten.

8.2.2 Alie Schdnheitsreparaturen innerhalb der ausschliaglich vom Mieter genutzten Rdume fOhrt der Mieter auf seine Kasten aus, desgleichen die Pflege, Wartung, Instandhaltung dieser R5ume und sAmtlicher innerhalb dieser R@ume gelegener Anlagen, Einrichtungen und Installationen (einschl. der Zu- und Ableitungen zu den Ver- und entsorgungsanlagen von/bis zu den HauptstrSngen, der Roll5den, der Fensterrahmen und der den Mielgegenstand abschlieRenden TGren).

8.2.3 In denjenigen 115umon des Mietgegenstandes, die der gemeinschaftlichen Nutzung durch mehrere oder alle Mieter dienen, fCjhr-t der Vermieter die in 8.2.2 bezeichneten Arbeiten aus und Iegt die Kasten nach MaRgabe von Abschnitt 4 um.

8.2.4 Die lnstandsetzungsverpflichtung gem. 8.2.2 und die entsprechende l(ostenbeteiligungspflicht gem. 8.2.3 bestehen nicht wWend der GewShrleistungszeit der jeweiligen Werkunternehmer (vgl. 8.1.6, Satz
          2), soweit das Instandsetzungsbed0rifnis auf dem Mangel des Mietgogenstandes beruhi, fOr den ein Werkunternehmer gew5hrleistungspflichtig ist.

8.2.5 Defekte Pensterscheiben an den ausschlieRlich der Nutzung des Mieters dienenden 115urnen ersetz-t der Mieter, es sei denn, der Defekt ist vorn Vermieter zu vertreten. Bez0glich der in 8.2.3 bezeichneten Toile des Mietgegenstandes gilt insoweit 8.2.3 entsprechend.

8.2.6 VerSTOpfungen von Abflugleitungen hat derjenige Mieter zu beseltigen, der Sie verursacht hat. Der Verursacher haftet auch fOr etwaige Folgesch5den. L59t sich bei einer Verstopfung nicht feststellen, wer Verursacher ist, so 15pt der Vermieter den Schaden beseitigen. Kasten und Foigesch@den tragen in diesem Palle alle Mieter anteilig, die an die betreffende Abflugleitung angeschlossen sind, mit Ausnahme derjenigen Mieter, die nachweisen k6nnen, clarl sie die Verstopfung niche verursacht haben k6nnen.

8.2.7 Bei Beendigung des Mietverh@ltnisses hat der Miew die ausschliegfich von ihm gemieteten R5ume fachgerecht renoviert und instandgesetzi zu Obergeben. Dazu gegeh6ren insbesondere die Reinigung des Fuabodenbelages, Anstrich der W5nde , dicrr (-@Heizkdrper und Leitungen sowie der TOrrahmen, alles in Qualitat VVie dern Mieter bw) bezug Obergeben.

8.2.8 Gibt der Mieter den Mietgegenstand zurOck, ohne das die in 8.2.7 bezeichneten Arbeiten vorn Mieter ausgef0hrt sind und fGhrt der Mieter die Arbeiten auch innerhalb einer ihm vom, Vermieter gesewen Nachfrist nicht aus, kann der Vermieter aile erforderlichen Arbeiten auf Kosten des Mieters ausfUhren; der Kostenerstattungsanspruch besteht auch dann, wenn die Arbeiten vorn Nachmieter ausgefCjhr-T werden, Weiterhin hat der Vermieter in diesem Palle Anspruch auf Erstattung des etwaigen Schadens.

8.2.9 Vor Aufstellung schwergewichtiger Ger5te (Maschinen, Geldschrsnke etc.) hat sich der Mieter Fiber die Zu]5ssigkeit der Belastung der Geschoildecken beirn Vermieter zu erkundigen. Die zulgssige Belastung darl nicht Ciberschritten werden. Wird sie doch Oberschritten, haftet der Mieter for alle daraus entstehenden ScNden und Folgesch5den und ist verpflichtet, den Vermieter von etwa deswegen bettehenden Anspr0chen Dritter freizustellen.

8.2.10 FOr jede Beschiidigung innerhalb -des Mietgegenstandes ist der Mieter verantwortlich, auch wenn die BescNdigung von seinen Angeh6rigen, Angestellien, Milarbeitern, Unt&mietern, Besuchern, Lieferanten oder Handwerkern verursacht ist.

          Etwaige BeschSdigungen oder Verunreinigungen an GrundstOck und GebSude aullerhalb des Mietgegenstandes, die von dem Mieter, seinen Angeh6rigen, Milarbeitern, Untermietern, Besuchern, Lieferanten oder Handwarkern verursacht und zu vertreten sind, sind vom Mieter unaufgefordert unverzCjgiich zu beseitigen.

8.3       Gemeins3mes zu 8.1 und 8.2

          Die Parteien sind verpflichtex, die lhnen obliegenden
          Instandhaltungs-und Instandsmungsarbeiten in einer angemessenen Fris-E ausf0hren zu lassen. Kommt eine Partei einer ihr obliegenden Instandhaltungs- oder Instandsauungspflicht trotz Mahnung und Nachfristsetzung nicht fristgemAR nach, so isT die jeweils andere berech-Cjgt, notvvendige Arbeiten auf Kosten der s5umigen Partei ausfCjhren zu lassen.

          Bei Gaf ahr im Verzuge ist jede Partei verpflichtet, die Gefahr beseitigende Magnahme zu veranlassen.


                         Abschnitt 9 Betreten der Mietr6urne


9.0 Der Vermieter bzw. dessen Beauftragten und Bevollm5chtigten S-Ceht die Besichtigung des Mietobjektes zu angernessener Gesch5ftszeit des Mieters nach vorheriger Anmeldung frei. FOr Gefahrenf@lle ist dem Vermieter jederzeit Zutritt zu ermbglichen.


              Abschnitt 10 Bauliche VerSnderungen durch den Vermieter


10.1 Der Vermieter darf Ausbesserungen, Verbesserungen und bauliche Ver5nderungen, die zur Erhaltung oder Unterhaltung oder zurn Ausbau des Gebiudes oder des Mietgegenstandes oder zur Abwehr drohender Gefahren oder zur Beseitigung von Sch@den notwendig oder zweckm5rlig sind, auch ohne Zustimmung des Mieters vornehmen, Der Mieter hat die in Betracht kornmenden ROurne zug5nglich zu halten und dar-f die AusfCjhrung der Arbeiten nicht behindern oder verz6gern.

10.2 Der Vermieter hat clas Recht, jederzeit an und im C3eb2ude Modernisierungsmagnahmen durchzufljhren.

10.3 Wegen MaRnahmen gem. 10.1 und 10.2 stehen dern Mieter Ansprcjche nur insofern und insoweit zu, als sie mit einer 15ngeren als aine Woche anhaltenden erheblichen Beeintr3chtigung des Beiriebes des Mieters verbunden Sind.


          Abschnitt 11 Gestaltung der Werbung, Namens- und Firmenschilder


11.1 Namens- und Firmenschilder werden einheitlich gestaltet und angebracht. Das Bestimmungsrecht liegt beim Vermieter, der, soweit eine einheitliche Gestaltung dies zuWlt, WOnsche der Mieter berCicksichti9t.

11.2 Soweit Werbefl5chen vermietet Sind, bedarf deren Gestaltung, die ebenfalls einheitlich vorgenornmen warden soil, der vorherigen Zustimmung des Vermieters. Durch Wer beanlagen dijrfen andere Mieter und Driue weder gest6rt noch beeintr5chtigt werden.

11.3      Auch fUr Werbeanlagen gilt 1.4.2 und 1.4.3 entsprechend.

11.4 Der Mieter hat per Mietbeginn die ihm zugewiesenen ParkplAtze entsprechend zu beschildern. Dies kann z.B. in Form eines Firmenschildes erfolgen. Die KosTen hierfur Sind vom Mieter zu tragen.


                             Abschnitt 12 Untervermietung


12.1      Eine Untervermietung der Raurne an Dritte ist nicht zul5ssig.


                               Abschnitt 13 Ve6uGerung


13.0 Im Faille einer VerWaerung ist Abschnitt 571 Abs. 2 BGB ausgeschlossen.


                                Abschnitt 14 SchlOssel


14.1 Der Mieter erh5lT bei Obergabe Nr jecle ZimrnertOr einen SchlOssel. Die vom Mieter zus2itzlich ben6tigten SchlOssel werclen ihm auf seine KoSTen zur Verf0gung gestelit. Seinen entsprechenden Bedarf wird der Mieter sp@itestens unverzuglich nach Empfang der Mitteilung gem 2.2.2 dem Vermieter schriftlich mitteilen.

14.2 Alle SchlCissel einschliefIlich etvva vorn Mieter geferti9ter Nachschlossel Sind bei Beendigung des Mleiverh5ltnisses zurijckzugeben.

14.3 Geschiehi dies trotz Mahnung und Nachfristsmung nicht, ist der Vermieter berechtigt, die entsprechenden Schl6sser auf Kosten des Mieters auszutauschen.


                             Abschnitt 15 Tod des Misters


15.0 Der Mieter verzichtet fGr seine Erben auf das vorzeitige Undigungsrecht aus Abschnitt 569 BGB.

                           Abschnitt 16 Ablauf der Mietzeit


16.0        Bei Ablauf der Mietzeit findet Abschnitt 568 B(3B keine Anwenclung.

                       Abschnitt 17 Mehrer Personen als Mieter


17.0 Mehrere, Personen als MieTer erm5chtigen sich gegenseitig zur Abgabe und EnIgegen6ahme aller das Miewerh5ftnis betreffenden Erkl5rungen. Diese Vollmacht ist erteilt unter Befreiung von den SeschrSnkungen Abschnitt 1 81 BGS. Sie ist unwiderruffich.


                          Abschnitt 18 Kein Konkurenzschutz


18.0 Der Vermieter gewShrleistet innerhalb des in Abschnitt 1 bezeichneten GrundstOcks keinen Konkurenzschutz.


                              Abschnitt 19 Gerichtsstand


19.1 Ist der Mieter Vollkaufmann oder eine juristische Person des 6ffentlichen Rechts, gilt: Gerichtsstand ist Frankfurt am Main.


                      Abschnitt 20 Beschr@nkung der Aufrechnung


20.0 Der Mieter kann nur mit sotchen AnsprOchen gegen0ber dem Mietzins und den Nebenkosten aufrechnen, die entweder rechtskr5ftig festgestellt oder vom Vermieter anerkannt sind.


                                 Abschnitt 21 Verzuq


21.0 Im Falle des Verzuges mit der Zahlung des Mietzinses und der Betriebskosten ist der Mieter zur Zahlvng von Verzugszinsen in H6he von 4 % Ober dem jeweiligen Bundesbankdiskontsatz verpflichtet. Der Vermieter isT berecht-igt, auch einen etwaigen weitergeheriden Schaden geliend zu machen. Dern Mieter ist der Nachweis, dag nur ein geringerer Schaden entstanden ist, nicht abgeschnitten.

                           Abschnitt 22 Schriftformkiausel


22.0 Anderungen und Erg5nzungen dieses Vertrages bedOrfen der Schriftform. Auf die Schriftform kann nur schriftlich verzichtet werden. Das gleiche gilt Mir alle ErklSrungen, fGr welche ire diesem Vertrag die Schriftform vorgesehen ist.


                            Abschnitt 23 Teilunwirksamkeit


23.0 Solite ein Teil dieses Vertrages nichtig oder anfechibar sein, so wird die G,31tigkeit des Ver-trages davon nicht ber0hrt. Anstelle des rechtsunwirksamen Teils gilt sodann als vereinbart, was dem in gesetzlich zul5ssiger Weise am n5chsten kommt, was die rtragschliegenden vereinbart h5tten, wenn sie die Unwirksarnkeit gekannt h5tten. Entsprechendes gilt fOr den Fall, daft dieser Vertrag ein Lricke haben sollte.


                                Abschnitt 24 Sonstiges


24.1      Verkehrssicherungs-/Reinigungspflicht:

          Die Pflicht zur Reinigungs des GrundstOcks und zur Schnee- und Eisbeseitigung liegt beim Vermieter.

24.2 Eine Nutzung der Tiefgarage durch Fahrzeuge, die mit Gas betrieben werden, ist nicht ZU15ssig.

24.4 Beide Ver-tragspar-teien best5tigen, je ein Exemplar des Mietvertrages (inkt. Anlagen) erhalten zu haben.




Neu-isenburg, den __6.887__             _____Neu-Iseuburg, den 30.7.g7

Triple P Deutshland GmbH
Hauptverwaltuang                        /s/ Ota Hts
r)                                      Meter)

          Nachlrag zum Mietvertrag VOM 30.07./o6.08.1997
                                    zwischen der

                             Triple P Deutschland GmbH
                                Martin-Behaim-Str. 4
                                 63263 Neu-Isenburg
                                     Vermieter


                                        und

                               Neon Systems GmbH LG.
                                Martin-Behaim-Str. 4

                                 63263 Neu-Isenburg

              vertreten durch den Gesch5ftsfCjhrer Herm Christian K6th

                                           - Mieter

Erg5nzend zum Mietvertrag vom 30.07./06.08.1997 vereinbaren die Partelen folgende Mietvertrags5nderungen:

1)        Abschnitt 2 Mietbeginn und Dauer, Punkt 2-4

          Das Mietverh5lTnis endet am 31.08.2002.

2)        Abschnitt 3 Mietzins, Punkt 3.2, 3.3 und 3.4

          DeT monatliche Mietzins erhbht sich alle zwei Jahre urn 3,5

          1. Erhbhung ab 01 .09.1 999 auf DM 9.304,06
          2. Erh6hung ab 01.09.2001 auf DM 9.629,70

          zuz0glich der Mehrvveristeuer in der jeweils gesetzlichen Hbhe.

          Irn Obrigen gelten vollinhaltlich die Bestimmungen und Bedingungen des Miewertrages vorn 30.07./06.08.1997.




Neu-Isenburg, den ____________          _________, den ________________________
TTipXP DeutscNaTid GTnbH
(Vermieter)                             _______________________________________
                                        Meter)

                           Miewertrag fUr gowerblich genu
                                  und GrundstUcke


zvi,schen   N.LS
            Mortin-Beholrn-StraBe 4
            63263 Neu-Isenburg

            vertreten durch.den Geschbftskihrer Herrn J6rg KJingler

            nachstehend Vermieter genannt -

und         Neon Systems GrnbVi
            Martin-Beholm-StraBe A
            63263 Neu-Isenburg

            vertreten durch der) Gesch6ftsf@jhrer Herrn Christian K6th nachstehend Mieter genannt -

-------------------------------------------------------------------------------


                                Abschnitt 1 Mietsache

1. Vermietet werden auf dem GrundstOck Martin-Behairn-StroGe 4-8 In 63263 NeuIsenburg

          zurn Betrieb elnes Kros

          folgencle R6urne -. 2. ObergeschoB, FICigel A+B mit insgesamt 803,19 qrn



2. Tiefgaragen-Abstellpt6tze: InsgesOmt 11 StCjck (Nr. 3 vor dern Geb6ude, 136-142, 168-und 183+184 im 2. GarcigengeschoB N1 2 )



3. Dern Mleter werden vom Vermieter fCjr die Mletzeit folgende SchlOssel ausge-hdndigt: siehe 9chlCisselprotokoll

4. Folgencle IVIdna-el wurden bei der Ot)argabe festgestellt (soweit ein besonderes Obe bep oll angetertigt wurde, '0'0' gilt dieses), 'ieh'29bergabprotokoll



                          Abschnitt 2 Mietzeit.  KiIndigung


1.     DosMietverhdltnisbeginntorn 01-10-1998-

b)     Der MIgNert-rag mtifd auf dig Dauer von h(51tnis Iduft cm 31.05.2004 ob.

2. ugsferfigkeit der nicht rechtzeitiggm Fretwerden oder nicht rechtzeitiger Bez sgeschlossen,

3. Bel Vermieter au R6ume sInd SchadensersatzansprOche gggen den g genandelt. se! denn, der Vermleter hot vorsb1zlich ode@grob fahrldssl ngerung des mietverh6ltnisses embB Abschnitt 568 BGB tritt

4.     Eine still9chweigende VerI6 n1cht ein.

5. Der Vermieter kann den MietvertTag ous vAchfigem Grund mit sofortlger Wirkung neben den gesetzlichen Regelungen, insbesondere donn kCindiger),

       wenn der Mieter mit der Zahlung des Mletzinses oder mit sonstlqen Zchlungs-verpfl'ichtun. ien in H6he e iner Monotsmiete trotz zweimaliger Mahnung longer cis 9inen Monot in ROckstand ist;

       der Mieter den vertrogswidriger) Gebrouch der Mietsoche oder ihre unbefugte Oberlassung on dritte Personen trotz Mohnung des Vermieters fortsetzt;

       ein Antrag auf Er6ffnuna des Vergleichs oder Konkursverfahrens Ober dos Verm6gen des Mieters gest&llt, der Mieter eine eidesstattliche Versicherung gembB Abschnitt 807 ZPO abgegeben hot oder gin Hoffbefehi hierzu ergongen ist, eln auBergerichtliches der Schuldenregullerung dienendes Verfahren einge@eitet wird oder der Mieter seine Zahlungen einstellt.

       Bei elner vom Mieter zu vertretenden vorzeltigen Beendig ung des Mietverhbltnisses haftet dieser fCjr den Ausfall/Mindereinnahmen der Miete, Nebenobgoben und sonstigen Leistungen 16ngstens fClr die Zelt, die dos Mietverhbltnis duTch die vorzeitige Beendigung des Mietvertrages erleidet.

                                  Abschnitt 3 Mietzins

1.

a) Der Mietzins fClr den FlOgel A betrdgt monotlich DM 10-869,12 (in Worten DM zehntausendochthundertneunundsechzig ) zuz0glich
       Nebenkostenvorcuszohlung und der gesetzilchen MwSt. Inklusive der PKW-Stellpldtze.

       Der Mietzins fCjr den FlOqel B betragt monotlich DM 8.989,43 (in Worten
       DM achttausendneunhur)de@achtundneunzig         zuz0glicn
       NelDenkostenvorcuszahlung und der gesetzlichGn MwSt. inclusive der PKW-!@t9ilpl6tze.

b) Folgende Betriebskosten r1dutert durch Anlage 3 7u Abschnitt 27 11, BVO in der jewelligen Fassung) slnd In dem obigen Mietzins nicht enthalten und desholb gesondert zu zahlen:

       1. Wasser
       2. Kanal (Entw6sserung)
       3. Beleuchtung, Allgerneinstrom (sowO n1cht bel Hetzung)
       4. MCillobfuhr
       5. Grundsteuer
       6. St(aBenreinigung
       7. Schornstelnfeggr (sowelt richt be@ Helaung)
       8. Soch- und Haftpflichtversicherungen
       9.   Hauswart
       10.  Gartenpfiege
       I 1. Schneebeseitigung
       12.  Personen- und Lastenaufzug
       13.  Gemeinschaftsantenne bzw.  BreitbandanschluB
       14.  Hausreinigung und Ungezieferbakdmpfung
       15.  Reinigung und Wortung von He'vung und Ger@rten
       16.  Warrnwasser
       17.  Helzung
       19.  Wartungskosten fCjr Feuerl6schw, Tank- und
            Lecksicherungsonlogen
       19.  BOrgerstg1greinigung

c) Der Vermieter ist berechtigt, Verwaltungskosten antellig ouf den Mieter urnzulegen.

d) Der Vermieter kann w6hrend der Mietzeit zu Anfang elnes neuen Berechnungszeitraumes den VerteilunqssehiCissel nach billigem Ermessen neu bilden. Die Verteilung bzw. Neubestimm-ung eines
       Verteilungssc@hlCjssels muG sich im Rohmen der gesetzllchen Bestimmung9n, insbgsondere der Heizkostenverordnung, halten.

2. TrItt durch Erh6hung oder NeueinfCjhrung von Betriebskosten eine Mehrbelastung des Vermieters ein, ist der Mieter verpflichtet, den entsprechenden Mehrbetrag vorn ZeItpunkt der Entstehung an zu zahlen.

3. Im Falle der Umsotzsteueroption ist der Vermieter berechtigt, auf Mietzins, Betrlebskosten und Verwaltungskosten-Umsatzsteuer in jewe'lliger gesetzlicher H6he zu er-heben.


                         Abschnitt 4 Anderung des MietZinseS


Der Mietzins. versteht sich zuzCiglich NK so\Wie der gesetzl- MwSt- und 6nd 2,5 % stelgerung /Johr

1.)    FiCig9l A:


vom            01.@K'199'7        bis
vom            01.01.1999         bis       31.05.1999      DM       10.869,12/ monatlich
volm           01.06.1999         bis       31,05.2000      CNA      11.140,85/ monattich
Vorn           01.06.2000         bis       31-05.2001      DM       11.419,37/ monotlich
vom            01.06.2001         bis       31.05.2002      DM       11.704,85/ monatfich
vom            01.06.2002         bis       31.05.2003      DM       11.997,47/ moncitlich
vom            01.06.2003         bis       31.05.20N       DM       12.297,41 / monctlich

2.) FlOgel B:

vom            01.10.1998         bis       31.05.1999      DM       8,989.43    monotlich
vorn           0).06.1999         bis       31.05.2000      DM       9,214.17    monatlich
vom            01.06.2000         bis       31-05.2001      DM       9,444.52    monotlich
vom            01.06.2001         bis       31,05.2002      DM       9,680.63    monotlich
vom            01.06,2002         bis       31.05.2003      DM       9,922.65    monotlich
vorn           01.06.2003         bis       31.05.2004      DM       10,170.72   monatlich



                          Abschnitt 5 Zahlung des Mietzinses


1 . Der Mletzins ist sp6testens am dritten Werktage eines j9den Monots an den Vermieter oder an dle von ihm zur Entgegennahme jewells erm6chtigte Person oder Stelle: Dresdner Bank Frankfurt, Konto-@r.: 510 047 1 00, BLZ 500 800 00 kostenfrei im voraus zu zahlen. Die Nebenkosten sind, soweit nichts anderes ver-e Rechtzeitiqkeit der einbortist, zuqle'ich mit dem Mietzins zu entrichten. FOr di Zohlung komr,@t es n1cht ouf dle Absenclung, sondern auf die Anl,< unft d6-s Geldes or).

     Die Erh6hung oder Senkung der Betriebskosten berechtigt den Vermleter, die Vorauszohlungen entsprechend anzupassen,

     Die Vorouszohlung betr6gt monatlich zur Zeit fOr

     a)   Heizungskosten und
     b) sonstige Betrlebskosten DM 4.015,95 netto zuzzCjglich der jeweils gesetzlichen Mehrwertsteuer.

2. Befindet sich der Micter mit der Zahlung des Mietzinses und/oder der Bgtr'iebskosten im ROckstand, so slnd Zahlungen zun(5cr)st ouf Anspr6che deren Verjdhrung draht, dann cuf Kosten, Zinsen und Obrige chulden anzurechnen, es set denn, der Mieter triff t eine ondere Bestimmung.


              Abschnitt 6 Aufrachnung, ZurOckbehcIltung, Schadensersatz


1. Elne Aufrechnung und ZurCickbehaltung des Mieters gegenGber Forderungen ouf i Mletzin und Nebenkosten ist nur mit unbestrittenen oder rechtskrdftig festgest ell-ten Forderungen zul6ssiig.

2. ZurCickbehaltung und Aufrechnung wegen AnsprOchen aus einem onderen Schuldverhdltnis sind ousgeschlossen, es sei denn. es handelt sich urn unbestrittene oder rechtskrdftig festgestellte Forderungen.
     SchodensersatzcnsprCiche noch Abschnitt 538 BGB sind ausgeschiossen, es sel denn, der Vermieter hot vors(itzlich oder grob fahrldssig gehandelt.


                              Abschnitt 7 Sammelhelzung


1. Die vermietete . ien wdhrend der Heizperiode (I. Oktober bls 30. April) in der Betriebszeit angemeisen zu behelzen, soweit n1cht betriebsbe-dingte andere, Heizzelten notwendig slnd. AuSerholb der Heizperiode konn Beheizung nur veriongt werden, wenn die AuBentemperatur on drel aufeinanderf olgenden Tagen um 21:00 Uhr unter 12 Grad Celsius sinkt.

     Beheizung bzw. Ersatzbehelzung konn nicht verlongt werden bei St6rungen, h6herer Gewolt, beh6rdllchen Anordnungen oder bei sonstiger Unm6glichkeit der Leistung (z.B, Brennstoffknoppheit), es sei denn, die Unm6gilchkelt beruht cuf Vorsatz oder grober Fohrldssigkeit des Vermlieters. Die Rechte des Mieters aus Abschnitt 537 BGB bleben unberf1hrt. Dern Mieter stehen SchadensersatzonsprOche nicht zu, es sei denn, der Vermieter hot vors6tzlich oder grob fahrlbssig gehandelt. Der Vermieter hat f0r alsbaidige Beseitigung etwolger St6rungen Sorge zu tragen.

2. Zu den Kosten des Betriebes der zentralen Heizungsonloge geh6ren die Kosten der verbrouchten Brennstoff e,.und ihrer Uieferung, die Kosten des Betriebsstromes, dle Kosten der Bedlenung, Uberwachung und Pflege der Aniage, der regelMdBigen PrOfung ihrer Betriebsbereltschaft und Betrielossicherheit einschlie3lich der Einstellung durch einen Fochmann, der Reinigung der Anlage einschlie6lich der Oltankroinigung und des Betriebsroumes einschlieBlich der Reinigung des Houses nach Anlieferung von Brennstoff en, die Kosten der Messungen noch dern Bundes-immissionsschutzgesetz shornsteinfege owle die ScrgebCjhren, soweit dlese nicht onderweifig urngelegt werden, und die Kosten der Anmietung oder onderer Arten der GebrouchsCiberiassung einer Ausstottung zur Verbrouchserfassung sowie die Kosten der Verwendung einer Ausstattung zur Verbrouchserfassung einschlieSlich der Kosten der Berechnung und Auftellung. Zu den Kosten der Ueferung von Fernwdrme geh6ren dle Kosten der Wbrmelieferung (Grund-, Arbeltsund Verrechnungsprels) und die Kosten des Betriebes der zuge@6rigen Housonlogen wie oben.

3. Macht eine MiGtPartei von der HE)izungsanjage kelnen Gebrouch, So befreit dies pflichtung 7-ur Beteliligung on den Helzungskosten, nicht von der Ver werdenden Zwlschenoblesung tr6gt der NAieter, den

4.   Die Kasten elner notwendig safe betrifft.


                           Abschnitt 8 warmwasserversorgung


Zu den Kosten des Betriebs der zentroten Wormwasserversorgungsonlage geh6rer) die eft sie icht besonders abgerechnet werden, und die Kosten der
Wasserversorgung, sow 7 Ziffer 2. Zu den Kosten der Wass erverKosten der Wassererw6rmung entsprechend Abschnitt sorgun geh6rGn die Kosten des Wasserverbrouchs, die GrundgebOhTen und die Zdh- 9 ischenz6hiern, die Kosten des Betriebs lermieten, die Kosten der Verwenclung von Zweiner houselgenenWasserversn-,rclungsonloge und einer Wossercufbereitungsontage einschIle3lich der Aufbereitungsstoff e , Zu den Kosten der Lieferung von Fernwarmwasser geh6ren die Kosten fCjr Lieferung des Wormwossers (Grund-, Arbeits- und Verrechnungspreis) und die Kosten des Betriebs der zugehbrigen Hausonlage entsprechend Abschnitt 7 Ziff er 2.


                            Abschnitt 9 Fahrstuhlbenutzung


Fahrstuhlbenutzung kann nicht verlongt werden bei Stillegung des Aufzuges bel Stromausfall, otwendigen Reparaturen oder beh6rdlichen Anordnungen, es sea denn, der Vermieter hat vors6tzllch oder grob fahrl6ssig gehandelt.

              Abschnitt 10 Benutzung der Mietsache, Gebrouchs0bedassung

1 . Der Mleter darf die Mletsoche zu anderen als den in Abschnitt 1 bestimmten Zwecken und Gesch6ftszwelgan nur mit Einwilligung des Vermleters benut-zen; er darf den Gesch6ftsbetrieb nicht ganz oder tellweise einstellen. Die EimWilligung soll schriftlich erfolqqn. Dos Holten von Tieren bedarf der Einwilligung des VerrT-@ieters. Die Ein-willigung soll schTiftlich erfolgen.

2. Der Mieter ist ohne Einwiltigung des Vermieters weder zu einer Untervermietung noch zu einer sonstigen Gebra-uchs0berlassung or) Dritte berechtigt, Die Elr)wiili@njng soll schrIftlich erfolgen. Bei Firmen gilt ein Wechsel des Inhabers oder elne derung der Rechtsform cis
     GebrauchsCiberlossung . Die Einwilligung gilt nur fOr den inzelfoll, sle konn ous wichtigem Grund widerrufen werden.

3. Der Mieter tritt dern Vermieter schon jetzt fCjr den Fall der Gebrcuchs@ber@assung die ihm gegen den Untermleter oder Nutzer zustehenden Forderungen nebst Pfandrecht in 1-16he der Mlefforderung des Vermieters zur Sicherheit ob.

4. Dem Mieter ist dos Verkaufen und Anbleten von Erzeugnisson, die ein anderer Mieter zuidssigerweise berelts im House vertrelbt, untersogt.

5. AuBerholb der Oblichen Betriebs- und Geschdftszq1ten ist der Vermleter nicht verpflichtet, die houstechnischen Gemeinschaftseinrichtungen zur VerfOgung zu stellen bzw. in Betrieb zu halten,


                        Abschnitt 11 Schilder, Rakiameantagen


1. Der Mleter hot Anspruch ouf Anbringung eines Firmgnschildes. Der Vermieter weist einen Platz on und bestimmt die Art der AusfCjhrung. Die Ermietung und Benutzung der AuSenwdnde einschl. der Gestaltung der Fenster beclarf elner ge-sonderten Vereinborung.

2. Der Mieter muS die ihm zugeordneten PKW-Stellpldtze mit Firmenschildern versehen.

3. Bel Beendigung des Mietverh6itnIsses hat der Mieter Schilder und Reklomeanlogen zu entfernen und die durch die Anbringung, den Betrieb und die Entfernung entstehenden Sch6den zu beseitigen. Jecloch kann der Mieter ein kleines Schild mit dem Hinweis cuf seine neuen Rdume fOr Monate, mindestens 3 Monote tang, an einer vom Vermieter zu bestirnmenden Stelie belasser) Ozw. onbringen.

          Abschnitt 12 Beh6fdliche Genehmigungen, Betfiebsgefahr vorn Mieter betriebener Anlagen und Einrichtungen


1 . Der Vermieter Obernimmt keine Haftung dofCjr, doS Genehmigungen fOr den vorgesehenen Betrleb und seine Anlogen ertellt werden bzw. erteilte Genehmigungen fortbestehen. Dies gilt insbesondere fCjr Konzessionen. Der Mieter hot ouf seine Kosten sdmtliche Voroussetzungen fCjr den Betrieb seines Gewerbes zu schaffen und aufrechtzuerhalten. Dies gilt ouch fOr Reklomeonlogen usw. Auflogen der Gewerbeaufsicht oder onderer Stellen hat der Mieter auf eigene Kosten zu erfCjllen.

2. Abschnitt 12 Zlff. I gilt jedoch nicht, wenn die Beschaffenheit und Loge der Mietsache zum vereinborten Vertragszweck niCht geeignet ist.

3. Vor dem Aufstellen von Maschinen, schweren Gegenstbnden, andgren Anlogen und Einrichtungen in den Mietrdumen hot sich der Mieter Ober die zuldssige Belostungsgrenze der Stockwerksdecken belm Vermieter zu erkundigen und dessen Zustimmung einzuholen. Die EinmAlligung soil schriftlich erfolgen. For Sch6den, die durch Nichtbeachtung dieser Bestimmungen elntreten, haftet der Mieter. Ergeben sich durch die Anlogen und Einrichtungen nochteilige Auswirkungen f0r dos Gebdude, ErschOtterungen, Risse, usw., so kann der Vermieter die erteilte Erloubnis widerrufen. FOr alle, vom Mieter eingebrachten oder betriebenen Anlogen und Einrichtungen haftet der Mieter. Soliten sich durch die Aufstellung oder den Betrieb von Anlagen und Ein6chtungen des Mieters unaumutbare Nachteile oder Unzutr6glichkelten ergeben, so ist der Mieter verpfiichtet, soweit er nlcht Abhilfe schaffen kann, these zu entfernen bzw. 1hren Betrieb elnzustellen.

4. Dem Mieter obliegt die Verkehrssicherungspflicht in den ermieteten Rdurnen und den Zugbngen cuf dem GrundstOck und der 6ff entlichen StroBe vor dem GrundStock.

5. Der Mieter is", verpflichtet, eine Mieterhaftipflicht for die angemieteten Fl6chen obzuschlieBen.


             Abschnitt 13 Instandhaltung und Instandsaftung der Mietsache


1. Der Mieter hot in der Mletsoche fOr ousrelchende Reinigung, Loftung und Heizung zu sorgen und die Rdume sowie die darin befindlichen Anlogen und Einrichtungen pfleglich zu behandeln und von Ungefiefer freizuhalten.

2. For die Besch6digung der Mietsoche und des Gebbudes, sowle, der zu den Mletrburnen oder zu dem Gebdude geh6rigen Anlagen ist der Mieter ersatizipflichtig, sowe it sic von ihm oder den zu selnern Betrieb gehdrenden Personen sowie Untermietern varursocht worden sind, Dies gilt ouch for Schdden, die von Besuchern, Lleferanten und Hcndwerkern
       verursocht worden sind, sowelt sie ErfOllungsgehilfen des Mieters sind. Dern Mieter obliegt der Beweis, doG ein Verschulden nicht vorgelegen hot.

3. Der Mieter isl Insbesondere verpflichtet, ouf seine Kostan die Sch6nheitsreporoturen (dos Topezieren, Anstreichen oder Kalken der Wdnde und Decken, dos Sfreichen der FuBb6den und Heizk6rper einschl. Heizrohre, der InnentOren sowie der Fenster und AuBentOren von Innen) in den Mietrdumen in angernessenen Zeltrdumen ouszufOhren.

Zu 3. Der Mleter hot weiterh1n die nachstehenden Gegenstdnde, soweit sie seiner unmittelbaren Einwirkung unterliegen, insbesondere Fenster- und TOrversch[Osse sowie VerschluBvorrichtungen von Fensterldden, RoUdden, Licht- und Klingelonlogen, Wdrmemesser, Schl6sser, Wasserhdhne, KlosettspOler, Wasch- und AbfluBbecken einschl. der Zu- und Ableitungen, Ofen, Herde, Gos- und Elektrogerdte und 6hnliche Elnrichtungen und WaTmwasserbereitungsonlogen einschl. der Zu- und Ableitungen zu dlesen instandzuhalten und instondzusetzen wobei besch6digte Glasschelben, ouch Schoufer)sterscheiben, zu ersetzen, es sei denn, er bewelst, da13 ein Verschulden des Mieters nicht vorgelegen hot. Noturloslertes Holzwerk dorf nIcht mit Forbe behandelt werden. Der Mieter ist verpflichtet, die fachgem6l3e Wortung, Reinigung und OberprOfung von Heizungs-, LCiftungs-und dhnlichen Anlogen, Durchlauferhitzern, Wormwasserbereitungsanlcigen, Ofen und Herden mindestens jdhrllch durchzuf6hren.

4. Bel Beendigung des Mietverhdltnisses ist der Mieter verpflichtet, Dobeleinsdtze zu entfernen, 1_6cher ordnungsgem63 und unkenntlich zu verschfieBen. Ver6nderungen dieser Art, denen der Vermieter nicht ousdn@ckllch zugestimmt hat oder b9i Wohrung seiner berechtigten Interessen nicht h6tte zustimmen mcissen, verpflichten den Mieter zum Schadensersatz.

       Kommt der Mieter seinen Verpflichtungen trotz Aufforderung mit Fristsetzung und Ablehnungsandrohung nicht nach, so konn der Vermleter erforderliche Arbelten ouf Kosten des Mieters vornehmen lossen.

5. Ist dos Mletverh6ltnis beendet, so stehen dem Vermieter die ErfOllungs-und ErsatzonsprOche cus den Ziff, 1-4 ouch donn zu, wenn ein Nachmieter die Arbeiten durchgef0hrt hat oder durchf0hren wird.

6. Jeden In und an der Mietsoche entstehenden Schaden hat der Mieter unverzOglich dern Vermieter onzuzelgen. FOr einen durch nicht rechtzeitige Anzeige verursochten welteren Schoden ist der Mieter ersotzpflichtig, soweit er den Mange[ vorsbt-zlich verschwiegen oder grob fohrlbsslg nicht erkonnt hat.

7. Der Vermieter haftet nicht fOr Schdden, die dem Mieter an den ihm geh6renden Woren und Einrichtungsgegenst6nden entstehen, glelchgOltig watcher Art, Herkunft, Dauer und welchen Umfonges die Einwirkungen Sind, es sei denn, doG der Vermieter den Schoden vorsdtzllch oder grob fohridssig herbeigefohrt hat. Im Cibrigen ist die Haftung des

       Vermleters grundsdtzlich auf die H6he und den Umfang der
       HaftpfilchNersicherung (DM 2.000.000,--) begrenzt.
       Abschnitt 14 Vordnderungen an und in der Mietsache durch den Mieter


1. Ver(5nderungen an und in der Mietsoche, insbesondere Um- und Einbouten, Installotlonen und dergi., dCjrfen nur mit Einwilligung des Vermisters vorgenommen werden. Die EInwIIIIgung soll schriftlich erfolgen, Auf Verlongen des Vermieters ist der Mieter verpflichtet, die Um- oder EInbauten gonz oder teilweise im Folle seines Auszuges zu entfernen und den frOheren Zustand wieder herzustelien, ohne do$ es eines Vorbeholts des Vermieters be! der EInwIIIIgung badarf,

2. Will der Mieter Einrichtungen, mit denen er die Mietsoche versehen hot, bei Beend'Lqung des MietverhdItnisses wegnehmen, hot er sle zun6chst dern Vermieter zur Ubernohme onzubieten. Dobel hot der Mieter seine Preisvorstellung mitzuteilen sowie die Herstellungskosten und den Herstellungszeitpunkt nachzuweisen. Wenn der Vermieter die Einrichtungen Obernehmen will, hot er dem Mleter elnen ongemessenen AusgIelch zu leisten.

3. Gas- und Elek-trogerdto dOrfen nur in dem Umfong on dos vorhondene Leitungsnetz angeschlossen werden, als dle fCjr die Mietsoche vorgesehene Belostung nicht Ciberschritten vVird, Weltere Ger6te dCjrfen nur mit EimAtilligung des Vermieters ongeschlossen werden, Die Einwilligung soll schriftlich erfolgen. Die Einwilligung kann versogt werden, wenn dos vorhandene Leitungsnetz eine zus6tzliche Belastung nicht oush6lt und der Mieter es ablehnt, die Kosten f0r eine entsprechende Anderung des Netzes zu trogen.


      Abschnitt 15 BaulichG Ver8ndGrungen und Ausbesserungen durch den Vermieter


1 . Der Vermleter darf Ausbesserungen und bouliche Ver6nderungen, die zur Erholtung oder zur besseren wirtschaftlichen Verwertung des Anwesens oder zum Ausbou des Gebbudes oder der Mietsache oder zur Abwendung drohender Gefahren oder zur Beseitigung von Schdden notwendig werden, ouch ohne Zustimmung des Mieters vornehmen. Dos gilt ouch fCjr Arbeiten und bouliche MaGnahmen, die zwor nicht notwendig, ober zweckmdBig sind, insbesondere der Modernisierung des Gebdudes dienen. Der Mieter hat die In Betracht kornmenden Rdume zugdnglich zu holten und darf die Ausf0hrung der Arbeiten nicht hindern oder verz6gern: andernfalls hat er die dodurch entstehenden Schbden zu ersetzen. Auf die bet(jeblichen Belonge des Mleters ist Rcicksicht zu nehmen.

2. Werden MoGnahmen vorgenommen, wle z.B. Ausbou einer Verkehrsflbche, Anlage der Kanolisation, HousanschlOsse on Versorgungsleii-ungen, Verstdrkung und Verbesserung von Steigleltungen, Umstellung der Beheizungsart von Kohle auf Gas oder OL Fernwdrme oder andere Heiz- oder Energiearten (ouch Umstellung ouf elektrische Beheizung einschl. Ger6te), die den Gebrauchsweri- der Mietsoche erh6hen, so ist der Vermieter berechfigt, die Miete um einen Zuschlog von jdhrlich 14% der von ihm aufgewendeten Bou- und Einrichtungskosten zu erh6hen. Die neue Miete wird noch Fertigstellung mit Beginn des auf dle Aufforderung des Vermieters folgenden Monots f6llig.


                         Abschnitt 16 Betretan der Mietsache


Der Mieter hot wdhrend der Oblichen GeSChdftszelt 7-u gewdhrieisten, doG Vermieter, Becuftragte, Sochverstandige und Interessenten die Mietsache zum Zwecke der Feststellung des baulichen Zustandes, der Neuvermietung, des Verkoufs usw. - nach Voronmeldung - besichtigen k6nnen. Weiterhin muB der Mieter den Zugong zu den EDVVerteiterschrdnken bei Reperatur- und Wortungsarbeiten gewbhrleisten, In Fbilen von Gefohr ist dos Betreten zu jeder Toges- und Nochtzelt zu erm6glIchen.


                    Abschnitt 17 Beendigung des Mietverhaltnisses


1. Der Mieter hat die Mietsoche unabhdngig von der Pfilcht zur DurchfCjhrung der Schbnheitsreparaturen in souberem Zustand zurCickzugeben. Kommt der Mi9ter dieser Verpflichtung nicht oder nicht rechtzeltig noct), so kann der Vermleter die Mietsoche auf dessen Kosten reinigen lassen.

       Die Rdurnungspflicht des Mieters erstreckt sich ouf alle Gegenstbnde im Mietberelch, soweit sle nicht dem Vermleter geh6ren. Komrnt der Mieter dieser Pflicht nichf nach, so ist der Vermieter berechfigt, these Gegenstdnde ouf Kasten des Mieters ent-fernen zu lassen. Eine Aufbewahrungspflicht fCjr den Vermieter besteht nicht.

2. Endet dos Mietverh6itn'is durch fristlose KOndigung des Vermieters, so haftet der Mieter bls zum Ablauf der verelnbarten Mietzeit fOr den Mietausfall, der durch dos Leerstehen der Mietsache oder dodurch entsteht, doG im Fall der Neuve(mietung nicht der bisherlge Mietzins erzielt werden kann.

3.     15t zwischen den Porteien vereinbart, daB die Mieter
       BetriebskostenvorschCjsse bezahlen, die einmoi im Johr obgerechnet werden, so verbleibt es bei dieser Regelung. Dobel gilt bez0glich aller Betriebskosten, deren H6he nur einmal im Johr festgestellt wird, doB these Abgaben dergestalt zwischen dem Ausziehenden und dem
       Nachfolgemleter bzw ,

       Vermleter , eteilt werd en, doG die 1-16he des Anteiles Q sich nach der Dauer der Mietzeit richtet, soweit nicht eine Sonderabl6sung vereinbort ist.

4. Der Mieter hat sbmtllche SchlOssel, ouch die, die er s1ch hat onfertigen lossen, nach Beendigung der Mietzeit an den Vermieter abzuliefern.


                            Abschnitt 18 Personenmehrheit


1. Unter Mieter und Vermieter werden die Mietporteien ouch donn verstonden, wann sie aus mehreren Personen bestehen, Mehrere Personen ols Mleter hoften fOr alle Verpflichtungen ous dem Mietvertrag als Gesomtschuldner.

2. Mehrere Personen cis Mleter bevollmdchtigen sich hiermit gegenseitig zur Abgabe und Annahme von Erkl6rungen mit W[rkung for und gegen jede Person; dies gilt nicht fOr KOndigungen und Mieterh6hungen.


                         Abschnitt 19 knderung des Vertrages


Nebenobreden, Anderungen, Ergdnzungen und Aufhebung des Vertroges sollen schriftlich vereinbort werden. Dos gleiche gilt for Zusagert, Zustimmungen, Verzichte und Vergleiche oiler Art.


                              Abschnitt 20 ErfUllungsort


CAOllungsort fOr o[le sich aus.diesom Veftrag ergebenden Verpflichtungen ist NeuIsenburg,


                           Abschnitt 21 Sicherheitslaistung


1. Der Mieter gIbt dem Vermieter for die Einholtung der ihm aus diesem Vertrag obliegenden Verbindlichkeiten eine zinsiose Sicherhelt in Geld in H6hE) von DM 71.623,50 (In Worten: DM einundsiebzigtousendsechshundertdreiundzwar)zig). Der bereits geloistete Betrag in 1-16he von DM 37.860,93, cis Sicherheitsleistung for den FlOgel B, wird mit dieser Summe verrechnot. Die ROckgabe erfolgt sp6testens 30 Togo nach Ablauf der Mietzeit.

2.     Die Sicherhaitslaistung Ist fbilig bei Vertrogsunterzelchnung.

3. FCjr den Fall der Ver6u3erung des GrundstOcks/der Eigentumswohnung/des vermleteten Teileigenturns willigt der Mieter da(In ein, da13 die von ihm erbrachte Sicherheltsteistung cuf den Erwerber Obertragen wird. Der Vermieter sichert dem Mieter zu, im Ver6uBerungsfalle den Erwerber zur ROckgew6hr der Slicherheit 7U verpflichten, soweit gegen these nicht aufgerechnet ist,


                  Abschnitt 22 Wirksurnkeit der VertrQgsbestimmungen


1. Durch UngCjItIgkeit oiner oder mehrerer Bestimmungen dieses Vertrages wird die GOItigkeit der Obrigen nicht ber0hrt.

2. Durch diesen Mietvertrag werden frOhere Vereinborungen aufgehoben. Ausgenommen ist der bereits bestehende Vertrag des FICigels B, dessen Vereinbcrungen bis zurn Beginn diesen Vertroges bestehen bleben.


                               Abschnitt 24 Hausordnung


1. m ausschlieSlich benutzten Klosett-, Woschbecken-1 Der Mieter hot die von 1h abflCjsSe usw. ouf Seine Kasten zu reinigen und Verstopfungen solcher AbfiCisse sofort beselifigen zu [ossen. Er haftet fOr seine Angesteliten und Kunden.

2. Wird auf dem GrundstOck Schmutz verursocht, so hot der Mieter diesen sofort zu beseitigen.

3. Dos Abstellen und Logern von Gegenstdnden (Kisten, Waren und dergi.) auBerhalb der Mietsoche ist n1cht gestattet. Kraftrbder, Mopeds und
       6r)nliche Fahrzeuge dCjrfen nur mit Einverstdndnis des Vermleters in den von diesem bestimmten und den polizeilichen Vorschriften entsprechenden R6umen, soweit vorhanden, untergebracht werden. Dos Aufstellen oder Parken von Fahrzeugen im Hof Ist nur mit Einwilligung des Vermieters gestottet. Die EinVi ligung soil schriftlich erfolgen.

4. Die Fenster mCissen bei Sturm, Regen odor Schnee geschlossen geholten werden. Jeder bemerkte Schaden am Dache und etwaiges Eindringen des Regens ist dem Vermieter sofort anzuzeigen.

5. Der HausmOll, !St zerkleinert in die aufgesteliten Tonnen zu leeren. Es ist dafor Sorge zu tragen, daB nichts auf den Treppen, dem Houseingong und an dern Plot7- an welchem die Tonnen aufgestelit Sind, verschOttet wird: gegebenenfolis hot der Mieter unverzOglich fCjr die erforderl'iche Rolnigung zu sorgen. Asche dorf nur abgekCjhit in die dazu bestimmten Behblter geschOttet werden, Aus gewerblicher T6tigkeit onfallendes

       Verpockungsrnaterial oder 6hnliche Abfdlle dorf nicr)t in den allgerneinen HausrnCjllgef6l3e geleert werden.

6. Alle mlt TOren vorsehenen Zugdnge (Keller, Boden, Laden, Lager usw.) send jederzeit geschlossen zu halten. Sind SchlieBungszeiten fOr die HaustOr festgelegt, so Sind di9se einzuhalten.


Ordnung im House Abdnderungen
rderlich mochen, dorf der Verml7eter

Datum:________________________________

Vermieter:                              Miefer:

___________________________________     _______________________________________

___________________________________     _______________________________________

___________________________________     _______________________________________

                                        -trsg 6bcr)KTIZAbstellpl5tze
                                                    Mietver



zwischen                                CGI
                                        Commerz Gnmdbesitz
                                        InvesmientgeselIschaft rnbH
                                        Krcuzberger Ring 56
                                        5205 Wiesbaden

                                        als Vemijeterin -


und                                     Neon Systems QubH
                                        Martin-Behaim-Stra& 4
                                        63236 Neu-Isenburg

                                        - als Mieterin -


wird folgender Vertxag geschlossen:

                                 Abschnitt 1 Mictriume

Zur Abstellung van I Kraftfahrzeug wird der auf dem Gnindstfick des Anwesuis Martin-Behaim-StraBe 4-6, 63236 Neu-Isenburg, befindliche AuBen-Stellpatz Nr. 4 vermietat (Anlagel rot gekemzeicbnet).


                                  Abschnitt 2 Mietzeit


Das Mietverhiltnis beginnt am 16.  Juli 1999 und li'aft auf unbestimmte zeit.

Das Mietverhidtnis kann von beiden Parteien mit. einer Frist von zwei Wochen zum Monatsende gek-Eindigt werden.

Die Kiincligung muB schrifflich erfolgen. F& die Einhaltung aller Fristen ist der Fingang der jeweiligen Erklirung beim Erkl5nmgsempfinger Tna0geband.

                                 Abschnitt 3 Mictzins


EDer monatlicbe Mietzins fu-r dm in Abschnitt 1 dieses Mieweitrages angerr6ieteten AuBcn-Stellplatz errochuet sich ie ol8t:


     1 AuSen-Stellplatz                                            DM   80,00
     zzgl. MwSt. in der jeweiligen gesetzl. H6he (z.Z. 16"/o)      DM   12,80
                                                                   -----------

     monatUebe Bruttomiete                                         DM   92,80
                                                                   ----------

Fir den Monat Juli 1998 errechnet sich der NHetzins wie folgt:

     1 AuBen-Stellplatz (I 6/3 1)                                  DM   41,29
     zzgl. MwSt. in derjeweiligerLgesetz]. H6hc (z.Z. 16%)         DM   6,61
                                                                   ----------

Bruttomicte fu-r Juli 1998                                         DM   47,90
                                                                   -----------


                         Abschnitt 4 Zablunc, des Mietzinses


Der Mie=' s ist monatlich 'MI voraus, spitestens am dritten Werktag des Monats, auf das uachfolgende Konto zu fiberwcisen:


     Empf5nger:     Commcrz Gruudbesitz  Investmentgesellschaft mbH
     Konto-Nr.:     860 30 60
     Bank:          Commerzbank AG
     BLZ:      500 400 00

                      Abschnitt 5 fbernahme und Instandhalfting


Der Mieter iibemirnrut die Nfietsache wie besichtigt und erkeant deren Zustand als vertragsgemiB an. Der Mieter ist verpflichtet, auf seine Kosten die Mietsache instaudzuhalten und alle Anlagen und Einnchtun-en der Mietsache, die ausschhe.Blich der Versorgung des Meters und der Nutzung durch ihn dienen, instandzusetzen, es sei dern, er beweist, claB ein Verschulden des Nfieters nicht vorgelegen hat.

Bauliche Andcrungen und Unigestahungen des Nfietgegenstandes sind nicht zulgssi&

                          Abschnitt 6 Reendigung der Nlictcdt


Der Stellplatz ist bei Bcciicligung der NEetzeit besenrein zuhickzugeben.


                     Abschnitt 7 Vomitige Beendigung der Metzeit


adet das NEetverhdItnis durch fristlose K-6ndigung des Ven-nicters (vertragswidrig@-,r Gebrauch der Pidtze, Nfietrackstand) so haftet der Mieter fur den Schadcn, den der Vermicter dadurch erleidet, daB der Platz nach dem Auszug dcs Mieters leerstebt oder bBliger vemxietet werdcn rnO. Die Haftung daucrt bis zum Ende der vereinbart m. Mietzeit, h6distens jodoch ein Jahr nach dem Auszu.,,,. Sie bestcht nicht, wcan der Vern-deter sich wn emien Ersaun-deter nicht genUgend bemat hat.


               Abschnitt 8 Andcrungen und Erginzungen des Mietyertrages


Nebenabroden, @mdcrwgen und Erghzungen des Vertrages sind nur wirksam, wenn sie schriftlich vercinbart werden.


                              Abschnitt 9 Garagenordnung


Der Mieter hat die polizeilichen Bestirrimiiiigen for die Benutzung von Garagen Und KYZAbstehpldtzen zu beachtcn. Insbesondere ist das Rauchen sowle die BcLiut7ung von Feuer im Einstellraum und 'in allen Nebengebauden verboten, ebenso d@lrfen wcdcr Treibswffe no-ch leerc Treibstoffbehiher gelagert wcrdcn. Eine Nummo, als Lager, Werkstatt oder dergleichen ist nicht gestattet. Effie in diesem Sinne zweckfremde Nutzung berechtigt den Venidctcy zur ftislJosen

Das Hupen, gcr5uscbvoUe L-wfenlasscri der Motaren und laute Schlagen von Fahrzeugic5ren, Motorhaubeii und Kofferraumdeckehi ist vcrbaten. Gledches gilt for das Wageawaschcn und clic Wasserentnahme auf dem Gnuidstikk.
Reparaturarbeiten darfen auf dem Grun&t5ck nicht vorgenommerl werden.